                               AMH HOLDINGS, INC.
                         NOTICE OF GUARANTEED DELIVERY
                               OFFER TO EXCHANGE
                     11 1/4% SENIOR DISCOUNT NOTES DUE 2014
     THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                         FOR ALL ISSUED AND OUTSTANDING
                     11 1/4% SENIOR DISCOUNT NOTES DUE 2014
             PURSUANT TO THE PROSPECTUS DATED               , 2004
     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the outstanding 11 1/4% Senior Discount Notes due 2014 (the "Outstanding Notes") of AMH Holdings, Inc., a Delaware corporation (the "Company") are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to Wilmington Trust Company (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by registered or certified mail or by hand or overnight delivery, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

                                Exchange Agent:

                            WILMINGTON TRUST COMPANY


By Registered or Certified Mail:    By Hand/ Overnight Delivery:             By Facsimile:
    Wilmington Trust Company          Wilmington Trust Company          (Eligible Institutions)
    DC-1626 Processing Unit          Corporate Capital Markets               (302) 636-4145
          PO Box 8861                 1100 North Market Street
   Wilmington, DE 19899-8861         Wilmington, DE 19890-1626           Confirm by Telephone:
                                                                             (302) 636-6470

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
     As set forth under the caption "The Exchange Offer -- Guaranteed Delivery
Procedures" in the Company's Prospectus dated           , 2004 (the
"Prospectus") and in Instruction 1 of the related Letter of Transmittal (the "Letter of Transmittal"), this form must be used to accept the Company's offer to exchange (the "Exchange Offer") the Company's 11 1/4% Senior Discount Notes due 2014 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for its Outstanding Notes if time will not permit the Letter of Transmittal, certificates representing the Outstanding Notes and other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date. For each $1,000 principal amount at maturity of Outstanding Notes accepted for exchange, the registered holder of such Outstanding Notes will receive $1,000 principal amount at maturity of Exchange Notes. This form must be delivered by an Eligible Institution by registered or certified mail, or hand delivery or overnight courier, or transmitted via fax to the Exchange Agent as set forth above.
     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:
     The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus dated
          , 2004 (the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") that together constitute the Company's offer (the "Exchange Offer") receipt of which is hereby acknowledged, the principal amount at maturity of the Outstanding Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."
     The undersigned understand(s) that delivery of Exchange Notes by the Exchange Agent for Outstanding Notes tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of such Outstanding Notes (or Book-Entry Confirmation of the transfer of such Outstanding Notes into the Exchange Agent's account at DTC) and Letter of Transmittal (or a copy thereof) with respect to such Outstanding Notes properly completed and duly executed with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message.
     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.


                   PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s) or              Date: ------------------------------ , 2004
Authorized
Signatory:
---------------------------------------------

                                                     Address:
                                                     ----------------------------------------------
                                                     ----------------------------------------------
                                                     ----------------------------------------------
                                                     (Zip Code)
Name(s) of Registered Holder(s):                     Area Code and Telephone No.:
----------------------------------------------       ----------------------------------------------
                                                     If Outstanding Notes will be delivered by
                                                     book-entry
                                                     transfer to DTC, check the box:  [ ]
Principal Amount at Maturity of Outstanding
Notes
Tendered:
---------------------------------------------
                                                     DTC Account No.:
                                                     -----------------------------------
Certificate No.(s) of the Outstanding Notes
(if
available):
----------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the tendering holder(s) exactly as their name(s) appear(s) on certificate(s) representing the Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of the Outstanding Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

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
PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):--------------------------------------------------------------------------------

Capacity:--------------------------------------------------------------------------------

Address(es):--------------------------------------------------------------------------------
                                                          ---------------------------------------------

  ------------------------------------------------------
                                                          ---------------------------------------------

  ------------------------------------------------------
                                                          ---------------------------------------------

  ------------------------------------------------------  ---------------------------------------------
  (ZIP CODE)                                                                                 (ZIP CODE)

DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES REPRESENTING OUTSTANDING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
     The undersigned, a recognized member of the Medallion Signature Guarantee Program or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), hereby (i) represents that the above-named persons are deemed to own the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act ("Rule 14e-4"), (ii) represents that such tender of the Outstanding Notes complies with Rule 14e-4 and (iii) guarantees that the Outstanding Notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or a copy thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, will be received by the Exchange Agent at its address set forth above within three NYSE trading days (as defined in the Prospectus) after the date of execution hereof.
     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal or Agent's Message, and the Outstanding Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Date: ------------------------------ , 2004

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